                                                                      EXHIBIT 11
                                                                      ----------



                         INDEPENDENT AUDITORS' CONSENT


The Board of Trustees
Meyers Investment Trust:

We consent to the use of our report dated July 17, 1997 on the financial statements of the Meyers Pride Value Fund incorporated herein by reference as of May 31, 1997, and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.


                                         KPMG Peat Marwick LLP


Columbus, Ohio
September 25, 1997